UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 15, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 24, 2007, Vornado Realty L.P. completed its previously announced acquisition of a 70% controlling interest in 1290 Avenue of the Americas, a 2.0 million square foot Manhattan office building, located on the entire blockfront between 51st and 52nd Streets on Avenue of the Americas, and the 555 California Street office complex containing 1.8 million square feet, known as the Bank of America Center, located at California and Montgomery Streets in San Francisco’s financial district. The purchase price for Vornado’s 70% interest in the real estate was approximately $1.807 billion, consisting of $1.010 billion of cash and $797 million of existing debt. The preliminary allocation of the purchase price is approximately $775 per square foot for 1290 Avenue of the Americas and approximately $575 per square foot for 555 California Street, based on current measurement of the buildings. The purchase was effected through the acquisition by Vornado Sub of all of the shares of a group of foreign companies (collectively, the “Acquired Companies”) that own, indirectly through U.S. entities, the 1% sole general partnership interest and limited partnership interests comprising 69% of the partnerships that own the two properties. The remaining 30% limited partnership interest is owned by Donald J. Trump.

A copy of the Stock Purchase Agreement, dated as of March 5, 2007, pursuant to which Vornado Sub acquired the shares of the Acquired Companies is included as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Properties Acquired.

This Current Report on Form 8-K will be supplemented by an amendment to provide any required financial statements of the properties acquired not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by an amendment to provide any required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.
99.1	Press release dated May 24, 2007.
99.2	Stock Purchase Agreement between the Sellers identified and Vornado America LLC, as the
Buyer, dated as of March 5, 2007, incorporated by reference to Exhibit 10.45 to the Quarterly
Report on Form 10-Q of Vornado Realty Trust for the quarterly period ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 24, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: May 24, 2007

Exhibit Index

99.1	Press release dated May 24, 2007.
99.2	Stock Purchase Agreement between the Sellers identified and Vornado America LLC, as the
Buyer, dated as of March 5, 2007, incorporated by reference to Exhibit 10.45 to the Quarterly
Report on Form 10-Q of Vornado Realty Trust for the quarterly period ended March 31, 2007.